Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post Effective Amendment No. 4 to Form SB-2 on Form 3 Registration Statement of our report dated March 6, 2008, on the consolidated financial statements of Global Med Technologies, Inc. and subsidiary.

We also consent to the reference to our firm under the heading “expert.”

                                                                                                                            /s/ Ehrhardt Keefe Steiner & Hottman PC
                                                                                                                            Ehrhardt Keefe Steiner & Hottman PC

May 19, 2008
Denver, Colorado